UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 6, 2010

Cascade Financial Corporation
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	000-25286 (Commission File Number)	91-1661954 (I.R.S. Employer Identification No.)
2828 Colby Avenue Everett, Washington (Address of principal executive offices)	98201 (Zip Code)
Registrant’s telephone number, including area code: (425) 339-5500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 3, 2010, Cascade Financial Corporation (the “Company”) received a notice from The Nasdaq Stock Market stating that the minimum bid price of the Company’s common stock was below $1.00 per share for 30 consecutive business days and that the Company was therefore not in compliance with the minimum bid price requirement for continued listing set forth in Nasdaq Marketplace Rule 5450(a)(1).

On August 6, 2010, the Company issued a press release announcing the receipt of the notice from Nasdaq.  A copy of the press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CASCADE FINANCIAL CORPORATION
(Registrant)
August 6, 2010	/s/ Carol K. Nelson
(Date)	Carol K. Nelson President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 6, 2010.